UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2006
                                                   ----------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                       0-20394                  06-1340408
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(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)        Identification Number)



                    75 Ninth Avenue, New York, New York 10011
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement.

                  On November 8, 2006, CoActive Marketing Group, Inc. entered into individual indemnification agreements with each of its directors and its Chief Financial Officer. The agreements implement with more specificity, and supplement, the indemnification provisions provided by Delaware law and the Company's By-Laws. All individual agreements follow a single form Indemnification Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

                  The terms of the Indemnification Agreement provide, among other things, that to the extent permitted by Delaware law, the Company will indemnify the director or officer party to the agreement against any and all losses, expenses and liabilities arising out of such person's service as a director or officer of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 10.1   Form of Indemnification Agreement, dated as of November 8, 2006.

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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2006

                                               COACTIVE MARKETING GROUP, INC.


                                               By: /s/ ERWIN MEVORAH
                                                   -----------------------------
                                                   Erwin Mevorah,
                                                   Chief Financial Officer

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

                                  EXHIBIT INDEX

No.            Description

Exhibit 10.1   Form of Indemnification Agreement, dated as of November 8, 2006.

                                       4